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Virgin America Inc.

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Alaska Air Group, Inc.

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Subject Company: Virgin America Inc.

Commission File No.: 001-36718

The following blog post was released by Alaska Air Group, Inc. (“Alaska Airlines”) at https://blog.alaskaair.com/alaska-airlines/news/asplusvx-customer-questions/ on April 7, 2016.

2016 BRAND THE FACE ON THE TAIL ABOUT DESTINATIONS
ALASKAAIR.COM
Customer Q&A on Alaska Airlines and Virgin America merger
Posted on April 7, 2016 By Alaska Airlines
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Fun Fact: Over 1,000 Horizon seat covers have been re-purposed into @Looptworks Carry-On Collection. #EarthMonth
On April 4, 2016, Alaska Airlines and Virgin America announced their intention to merge, forming the
West Coast’s premier airline. Since the announcement, many customers have had questions about the future of the Alaska Airlines and Virgin America brands.
In her 14 months with the company, Alaska’s vice president of marketing Sangita Woerner has overseen a successful brand refresh, selected an internationally known fashion designer to design new uniforms for 12,000 frontline employees and announced that Alaska will debut a new Premium Class section and improve leg room in first class later in 2016.

Prior to joining the team at Alaska, Woerner served as vice president of global coffee brand management at Starbucks Coffee Company, and has worked on brand strategy at well-known brands including Dove, Suave, Degree and Seattle's Best Coffee.


Sangita Woerner

Here, Woerner answers some of the top customer questions that have emerged since the announcement.

Read more: Alaska Airlines and Virgin America: Uniting to create the premier West Coast airline

I am a loyal Virgin America customer. What will be different on my flight tomorrow/next week/next month?

From today until the deal closes, business continues as usual. We hope to receive regulatory approval later this year, but until that time, Alaska Airlines and Virgin America will continue to operate as separate companies. As we come together later on, all of our customers will benefit from our expanded West Coast presence, with more flights to more destinations – with the same low fares and outstanding customer service you've come to expect.

What happens to the Virgin America inflight experience and brand? Will it be incorporated into Alaska Airlines?

Virgin America has built an incredible brand experience. They've built an emotionally engaging brand, and we have great respect for that.

As we plan how our two airlines will integrate in the future, we'll be taking a close look at the elements of the Virgin America brand and passenger experience that customers identify so strongly with. What specifically might we incorporate? Honestly, I don't yet know. But what I can tell you is that we will be examining each of those elements closely and thoughtfully over the coming months and years as we work to understand Virgin America's customers and their needs, and why they love their airline.

Do you have plans to update your aircraft?

We took delivery of 11 new airplanes in 2015, and have 19 scheduled for delivery this year. We've also been updating our cabin product. Over the past five years we've spent more than $100 million improving our onboard product, which includes custom leather, space-enhancing seats, bigger overhead bins and more. Like Virgin America, we now have power outlets at every seat on most flights; premium movies, TV shows, games and other content on-demand (Virgin America's in-flight entertainment is in the seatback and on Alaska it is streamed directly to your device) and a delicious food and beverage program featuring a



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Our regional carrier Horizon Air has placed an order for 30 new @Embraer E175 jets: bit.ly/1qNipSC



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chef-curated menu, premium wine and beer from the West Coast and craft liquor from Seattle.

Will Alaska use the Virgin America safety video?

I love that video! It's so smart in that it makes safety super engaging. I believe customers pay better attention and actually retain more safety information when it's presented in an eye-catching way. At Alaska, safety is always top of mind and trumps everything else on our priority list, so I think we can learn from what Virgin America has done. There could be a great opportunity here for us to think about how we talk about safety. Bottom line: I think their safety video is fantastic.


Virgin America Safety Video #VXsafetydance
Virgin America knows all the places you wanna be
0:00 / 5:00

I've been saving my Elevate points/Mileage Plan miles for years. What will happen to my status?

Until the deal closes, current Elevate members will continue to earn Elevate points by flying on Virgin America, just as current Alaska Airlines Mileage Plan members will continue to earn Mileage Plan miles by flying on Alaska Airlines or any of our 16 airline partners, or by spending with their Alaska Airlines VISA Signature card. Elite status members of both programs will continue to enjoy the additional benefits they have earned.

At the point when the Virgin America Elevate program is merged into the Alaska Airlines Mileage Plan™ program, there will be no disruption to customers' earnings or redemptions. Points balances and status levels will be honored in the Alaska Airlines Mileage Plan, which has been ranked the No. 1 airline rewards program by U.S. News and World Report for the past two years in addition to other accolades. This means Elevate members can continue to fly Virgin America and accrue Points as normal, from now until when the plans combine, and can be confident that all points – whether earned prior to or after the transaction announcement – will be reflected in customers' new or existing Alaska Airlines

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Mileage Plan accounts (click here to learn more). Elevate customers who hold elite status based on their activity at the time that the programs are combined will automatically keep elite status in Mileage Plan for the rest of the year.

What about your codeshare/frequent flier partners?

At this point it is too early to know any concrete details about the future of ours and Virgin America's partnerships with other airlines. I can tell you we'll be looking thoughtfully at both our current portfolio of codeshare and frequent flier partnerships and Virgin America's to ensure that we provide the greatest available network as a combined company.

While we await regulatory clearance, Alaska Airlines Mileage Plan members will continue to earn and redeem miles when flying on Alaska Airlines or any of its 16 existing airline partners to more than 900 destinations worldwide, just as Virgin America Elevate members will continue to earn and redeem Elevate points by flying on Virgin America.

Until deal close, each program will continue to operate independently, with no impact to current members. After deal close, we look forward to offering a broader global partner network to all of our customers.

Will there be any changes to the cities and airports currently served by Alaska Airlines and Virgin America?

Over the past few days, we've received many questions about the future of specific routes and airport service. At this point, it's simply too soon to have any concrete details about future service, but we are confident that when the deal closes, both Alaska's and Virgin America's customers will see benefits from our combined route network. Together, we'll offer fliers more than 1,200 daily departures to 114 destinations across North and Central America.

Click below to read the required legalese:

Cautionary Statement Regarding Forward-Looking Statements
Important Additional Information About the Merger and Where to Find It
Participants in the Solicitation

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Category: Alaska Airlines, News Tags: #asplusvx, flying better together, Virgin America

Additional Information About the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned subsidiary of Alaska Air Group. Virgin America intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the Solicitation

Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4, and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “likely,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Alaska Airlines and Virgin America make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.